AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:

May 2019

For the month of May 2019, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 2.15% and a net return of 2.12%. Its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate), reported a return of 1.78% for the month.

May gross relative performance: 0.37%

Performance for periods ended May 31, 2019 (Returns for periods exceeding one year are annualized)
	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	5.00%	6.95%	2.70%	3.09%	4.01%
HIT Total Net Rate of Return	4.85%	6.53%	2.29%	2.67%	3.58%
Barclays Aggregate Bond Index	4.80%	6.40%	2.50%	2.70%	3.83%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance relative to the Barclays Aggregate included:

●	The portfolio’s ongoing yield advantage over the Barclays Aggregate.

●	Performance by corporate bonds, the worst performing major sector in the Barclays Aggregate, posting an excess return of -139 basis points (bps). The HIT does not invest in corporate bonds, whereas the sector comprised 24.8% of the index as of May 31, 2019.
●	Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second worst performing major sector in the index, with a -40 bps excess return. The HIT was underweight to this sector with a 16.4% allocation versus 27.4% in the Barclays Aggregate at the end of May.
●	The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were -16, -54, -108, and -170 bps, respectively. Approximately 96.5% of the HIT portfolio was AAA-rated or carried a government or government-sponsored enterprise guarantee, compared to 72.4% for the Barclays Aggregate at the end of May.
●	The portfolio’s overweight to spread-based assets as swap spreads tightened across all maturities. Two-, 5-, 7-, and 10-year spreads decreased by 6, 4, 4, and 3 bps, respectively. At the end of May, 93.9% of the HIT’s portfolio was invested in spread based assets (6.1% in cash/cash equivalents and Treasuries) compared to 60.6% spread assets in the Barclays Aggregate (39.4% in Treasuries).
●	Performance by Ginnie Mae REMICs in the HIT portfolio as nominal spreads tightened by 6 bps. The portfolio had a 15.5% allocation to Ginnie Mae REMICs at the end of May, while the Barclays Aggregate held none.
●	Performance by longer maturity, fixed-rate Fannie Mae DUS securities in the portfolio as spreads to Treasuries on the benchmark 10/9.5s tightened by 2 bps. The HIT had 23.5% in fixed-rate

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AFL-CIO HOUSING INVESTMENT TRUST	May 2019 Performance Commentary

single-asset DUS securities of various structures at the end of May, where there were no such securities in the Barclay’s Aggregate.

Negative impacts to the HIT’s relative performance included:

●	The portfolio’s slightly short relative duration as Treasury rates fell across the curve. Two-, 5-, 7-, 10- and 30-year rates declined by 34, 37, 37, 38 and 36 bps, respectively.
●	Performance by FHA/Ginnie Mae multifamily MBS in HIT’s portfolio. FHA/Ginnie Mae permanent loan certificates spreads to Treasuries widened by approximately 1 bp, while FHA/Ginnie Mae construction/permanent loan certificates were relatively flat. At the end of May, the HIT had a combined 17.0% of its portfolio in fixed-rate single-asset FHA/Ginnie Mae securities, while there were no such securities in the Barclay’s Aggregate.

May 2019 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	2.35%	0	6.35
Agencies	1.33%	-32	4.31
Single family agency MBS (RMBS)	1.29%	-40	3.38
Corporates	1.43%	-139	7.48
Commercial MBS (CMBS)	2.04%	0	5.29
Asset-backed securities (ABS)	0.97%	15	2.17
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	4/30/19	5/31/19	Change
1 Month	2.419%	2.317%	-0.102%
3 Month	2.410%	2.340%	-0.070%
6 Month	2.444%	2.345%	-0.099%
1 Year	2.374%	2.200%	-0.174%
2 Year	2.266%	1.922%	-0.344%
3 Year	2.239%	1.873%	-0.366%
5 Year	2.278%	1.911%	-0.367%
7 Year	2.387%	2.017%	-0.371%
10 Year	2.502%	2.125%	-0.377%
30 Year	2.929%	2.569%	-0.360%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	May 2019 Performance Commentary

Portfolio Data as of May 31, 2019

Net Assets	$6,246,277,169
Portfolio Effective Duration	5.559 years
Portfolio Average Coupon	3.36%
Portfolio Current Yield[1]	3.29%
Portfolio Yield to Worst[1]	2.95%
Convexity	0.078
Maturity	9.814 years
Average Price	102.71
Number of Holdings	942

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.95%
CMBS – Agency Multifamily*	68.61%
U.S. Treasury Notes/Bonds	3.85%
State Housing Permanent Bonds	4.92%
State Housing Construction Bonds	0.34%
Direct Construction Loan	0.08%
Cash & Short-Term Securities	2.24%
* Includes multifamily MBS (57.06%), multifamily Construction MBS (9.68%), and AAA Private-Label CMBS (1.87%).

Portfolio Duration Distribution, by Percentage in Each Category: 2

Cash	2.24%
0-0.99 years	13.02%
1-2.99 years	8.65%
3-3.99 years	11.93%
4-5.99 years	19.35%
6-7.99 years	22.76%
8-9.99 years	15.91%
10-14.99 years	4.15%
15-19.99 years	1.51%
Over 20 years	0.48%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Based on total investments and includes unfunded commitments.

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AFL-CIO HOUSING INVESTMENT TRUST	May 2019 Performance Commentary

Portfolio Data (continued)

Maturity Distribution (based on average life):

0 – 1 year	4.17%
1 – 2.99 years	5.73%
3 – 4.99 years	12.06%
5 – 6.99 years	31.78%
7 – 9.99 years	32.56%
10 – 19.99 years	10.31%
Greater than 20 years	3.38%

Quality Distribution:3

U.S. Government or Agency	91.83%
AAA	2.40%
AA	3.45%
A	0.00%
Not Rated	0.08%
Cash	2.24%

AFL-CIO Housing Investment Trust

2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037

Phone (202) 331-8055 Fax (202) 331-8190

www.aflcio-hit.com

3 Based on total investments and includes unfunded commitments.

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